
                                                                      Exhibit 21
                                                                      ----------

                          SUBSIDIARIES OF REGISTRANT
                          --------------------------

The registrant is Alco Standard Corporation, an Ohio corporation, which has no parent. The following sets forth information with respect to Alco's subsidiaries as of November 15, 1994.

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

                                                                State or other
                                            % Voting            jurisdiction of
                                            Securities          incorporation
Subsidiary                                  Owned (by whom)     or organization
- ----------                                  ---------------     ---------------
Alco Realty, Inc. (ARI)                     100% Alco           Delaware
  Alco Canada Realty, Inc.                  100% ARI            Canada
  375347 British Columbia Ltd.              100% ARI            Canada
The Alco Standard Foundation                100% Alco           Pennsylvania
Alco-Texas Realty, Inc.                     100% Alco           Texas

Chesterbrook Insurance Limited              100% Alco           Bermuda

MDR Corporation (MDR)                       100% Alco           Delaware
  AOP Brands, Inc.                          100% MDR            Delaware
  AOP, Inc. (AOP)                           100% MDR            Delaware
     Alco Business Machines, Inc.           100% AOP            Delaware
     Alco Capital Resource Canada Ltd.      100% AOP            Canada
     Alco Capital Resource, Inc.            100% AOP            Georgia
     Alco Office Products (UK) Plc (AOPUK)  100% AOP            England
        Erskine House Group PLC (EHGPLC)    100% AOPUK          England
     Erskine Holdings, Inc. (EHI)           100% AOP            Delaware
        Advanced Image Systems, Inc.        100% EHI            Delaware
        Ameritech Equipment, Inc.           100% EHI            Delaware
        Copytex Corporation                 100% EHI            Delaware
        Edgemont Sales Co., Inc.            100% EHI            Delaware
        Mirex Corporation of Texas          100% EHI            Delaware
        Omi of California, Inc.             100% EHI            Delaware
        University Copy Systems, Inc.       100% EHI            Delaware
        Zeno Systems of Colorado, Inc.      100% EHI            Delaware
        Zeno Systems of Georgia, Inc.       100% EHI            Delaware
        Zeno Systems of Houston, Inc.       100% EHI            Delaware
     Allegheny Business Machines, Inc.      100% AOP            Delaware
     American Business Machines, Inc.       100% AOP            Ohio
     American Business Machines, Inc.       100% AOP            Oregon
     Associated Business Products, Inc.      80% AOP, 20% EHI   Idaho
     Badger Business Products               100% AOP            Delaware
     Benndorf-Verster Limited               100% AOP            Canada
     Business Systems of Arizona, Inc.      100% AOP            Delaware
     Business Machines Center, Inc. (NSL)   100% AOP            New Mexico

     Calgary Copier, Ltd.                   100% AOP            Canada
     Copier Consultants, Inc.               100% AOP            North Carolina



                                                                State or other
                                            % Voting            jurisdiction of
                                            Securities          incorporation
Subsidiary                                  Owned (by whom)     or organization
- ----------                                  ---------------     ---------------
Copy Corporation                            100% AOP            Kentucky
Copy Corporation of Canada Limited (CCC)    100% AOP            Canada
  Lion Business Machines, Ltd.              100% CCC            Canada
Copy Data Group, Inc.                       100% AOP            Delaware
Copyline Corporation (Copy)                 100% AOP            California
     Advanced Image Systems, Inc.           100% Copy           California
Copy-Van, Incorporated                      100% AOP            Delaware
D.C. Hey Company, Inc.                      100% AOP            Minnesota
Halifax Office Products Limited             100% AOP            Canada
Hovinga Business Systems, Inc.              100% AOP            Michigan
Innovative Office Systems, Inc. (IOS)       100% AOP            Texas
     Innovative Office Systems-Louisiana
      (IOSL)                                100% IOS            South Carolina
O'Brien Business Equipment, Inc.            100% AOP            Ohio
Office Products, Inc. (OP)                  100% AOP            Delaware
Office Group, Inc. (OG)                     100% AOP            Delaware
Omni Business Systems, Inc.                  80% AOP, 20% EHI   Florida
Southern Copy Machines, Inc.                100% AOP            Delaware
Standard Office Machines, Inc. (MOM)        100% AOP            Delaware
Modern Office Machines, Inc. (MOM)          100% BPL            South Carolina
TNL Financial, Inc.                         100% AOP            Delaware
Taft Locke Companies                        100% AOP            Delaware
The T. Talbott Bond Company                 100% AOP            Maryland
Taylor-Made Office Systems, Inc.            100% AOP            California
J. L. Teel Company, Inc.                    100% AOP            Delaware
Texas Copy Systems, Inc.                    100% AOP            Delaware
Uni-Copy Corporation of North Carolina      100% AOP            Delaware
Unitech, Inc., of Mississippi               100% AOP            Mississippi
University Copy Systems of Hawaii, Inc.     100% AOP            Hawaii
Western Business Resources, Inc.            100% AOP            South Dakota
Worcester Business Machines, Inc.           100% AOP            Massachusetts
Xtec Office Systems, Inc.                    80% AOP, 20% EHI   Pennsylvania

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